Regions Financial 1 Quarter 2013 Earnings Conference Call April 23, 2013 Exhibit 99.3 st

Moving Forward
1Q13 Highlights
“Continuing to drive solid performance across
our franchise.”
•
Loan balances steady; 2013 ending
balances expected to increase
•
Net checking account growth
•
Mortgage fees continue to
contribute to revenue
•
Committed to creating positive
operating leverage
•
Asset quality trends positive
Net Interest Income $798
Non-Interest Revenue $501
Non-Interest Expense $842
PPI
(1)
$457
Net Income
(2)
$327
Diluted EPS $0.23
(1) Non-GAAP, see appendix for GAAP to Non-GAAP reconciliation
(2) Available to common shareholders
($ in millions, except per share data)

Steady loan balances
Commercial and Industrial Loan Balances
(1)
Total Loan Balances
(1)
(1) Ending basis
•
Investor real estate decline
subsided; now comprises 10% of
total loan portfolio
(1)
•
Commercial and industrial
production increased 3% and
commitments increased 12% over
last year
•
Total commercial and investor real
estate loans flat linked quarter
(1)
•
Indirect auto loan balances
increased 6% linked quarter
(1)
•
Continue to project loan growth in
the low single-digits for 2013
10% increase Y-O-Y
($ in millions)
($ in millions)
46,421 46,324
45,705
44,793
45,061
30,299
29,878
29,554 29,202
28,875
$76,720
$76,202
$75,259
$73,995 $73,936
1Q12 2Q12 3Q12 4Q12 1Q13
Commercial and Investor Real Estate
Consumer Lending
$25,098
$25,990
$26,375
$26,674
$27,602
1Q12 2Q12 3Q12 4Q12 1Q13

Strengthened deposit profile
•
Deposit mix and costs continued
to improve
•
Time deposits as a % of total
average deposits decreased to
14% in 1Q13 from 20% in 1Q12
•
Total funding costs improved to
45 bps, down 20 bps from one
year ago
•
Remaining CD maturities in
2013:
•
$5.6B at 93 basis points
Deposit Balances
(1)
and Deposit Costs
($ in millions)
(1) Average basis
77,008
78,688
79,073
80,585
80,960
19,053
17,175
15,536
14,220
12,904
$96,061
$95,863
$94,609 $94,805
$93,864
37 bps
32 bps
28 bps
22 bps
18 bps
1Q12 2Q12 3Q12 4Q12 1Q13
Time Deposits + Other Deposit Costs Low Cost Deposits

Net interest margin improves
•
Net interest income was down 2%
linked quarter, driven by a fewer
number of days in the quarter and a
decline in earning assets
•
Loan yields were 4.14%, down 7
basis points linked quarter, primarily
related to the impact of a continued
low rate environment on the
reinvestment rates of higher fixed
rate loans
•
Net interest margin was up 3 bps
linked quarter, driven by reduced
day count and debt management
activities in the fourth quarter
•
Outlook is for a relatively stable
margin in 2013
Net Interest Income and Net Interest Margin
($ in millions)
$839
$850
$830
$831
$811
3.09%
3.16%
3.08%
3.10%
3.13%
1Q12 2Q12 3Q12 4Q12 1Q13
Net Interest Income (FTE)
Net Interest Margin

Non-interest revenue impacted by seasonal
trends
•
Mortgage income decreased in the
first quarter, but remains well above
historical levels
•
Loan production was $1.8
billion, up 13% over last year
•
Purchased servicing rights of
approximately $3 billion of
mortgage loans
•
Service charges income decline
driven by seasonality in NSF fees
•
Experienced an increase in
number of households
Non-Interest Revenue
($ in millions)
254
233
244
254
242
77
90
106
90
72
23
23
18
21
18
28
26
28
27
30
142
135
137 144
139
$524
$507
$533
$536
$501
1Q12 2Q12 3Q12 4Q12 1Q13
Service charges Mortgage Income
Credit Card/Bankcard Income
Insurance Income
Other

Expense control – a culture, not a campaign
•
Other real estate expenses decreased
to $2 million, down from $6 million in
the fourth quarter
•
Held for sale experienced net gains of
$6 million related to property sales,
reflecting asset value improvements,
compared to $10 million in net gains in
the prior quarter
•
Seasonal increase in salaries and
benefits primarily related to payroll
taxes
•
Legal expenses normalized
•
Overall 2013 expenses are expected
to be below 2012
Adjusted Non-Interest Expenses
(1)
($ in millions)
(1) Excluding certain adjustments-Non-GAAP, see appendix for GAAP to Non-GAAP reconciliation
8% decrease Y-O-Y
$913
$840
$869
$849
$842
1Q12 2Q12 3Q12 4Q12 1Q13

NPLs and Coverage Ratio
Continued improvement in asset quality
Net Charge-Offs and Ratio
Criticized and Classified Loans
(3)
46% Decline
(1)
31% Decline
(1)
($ in millions)
26% Decline in Total NPLs
(1)
Allowance for Loan Losses / Total
Loans
($ in millions)
(1) Year-over-year change
(2) Excludes loans held for sale
(3) Includes commercial and investor real estate loans only
($ in millions)
93 bps Decline
(1)
($ in millions)
$332
$265
$262
$180
$180
1.73%
1.39%
1.38%
0.96%
0.99%
1Q12 2Q12 3Q12 4Q12 1Q13
$2,151
$1,915
$1,884
$1,681
$1,586
118%
120%
109%
114%
110%
90%
95%
100%
105%
110%
115%
120%
125%
130%
1Q12 2Q12 3Q12 4Q12 1Q13
NPLs
ALL / NPL
(2)
(2)
4,327
3,888
3,424
3,156
2,964
1,652
1,548
1,707
1,336
1,136
$5,979
$5,436
$5,131
$4,492
$4,100
1Q12 2Q12 3Q12 4Q12 1Q13
Classified Loans
Special Mention
3.30%
3.01%
2.74%
2.59%
2.37%
1Q12 2Q12 3Q12 4Q12 1Q13

Capital ratios remain strong
•
Basel III Tier 1 Common ratio
(1)(2)
estimated under
the new proposed rules at 9.1%
•
Loan to deposit ratio remains low, allowing
Regions to be ready for loan growth when the
market demand increases
Tier 1 capital ratio
(1)
(1)
(2)
(3)
(1) Current quarter ratios are estimated
(2) Non-GAAP – See appendix for reconciliation
(3) Includes Series A Preferred Stock issued to the US Treasury and associated warrant
(4) Based on ending balances
Loan to deposit ratio
(4)
Tier 1 common ratio
(1)(2)
(1)
10.5%
11.0%
11.5%
12.0%
12.3%
3.8%
14.3%
11.0%
11.5%
12.0%
12.3%
1Q12 2Q12 3Q12 4Q12 1Q13
Tier 1 Capital Excluding TARP TARP Impact
9.6%
10.0%
10.5%
10.8%
11.2%
1Q12 2Q12 3Q12 4Q12 1Q13
79%
80%
79%
78%
79%
1Q12 2Q12 3Q12 4Q12 1Q13

10 Appendix

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “ Forward-Looking Statements” and “ Risk Factors" of Regions' Annual Report on Form 10-K for the year ended December 31, 2012, as filled with the Securities and Exchange Commission.
Forward-looking statements
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) became law  in July 2010, and a number of legislative, regulatory and tax proposals remain pending. Future and proposed rules, including those that are part of the Basel III process are expected to require banking institutions to increase levels of capital and to meet more stringent liquidity requirements. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions'
customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates could also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current challenging economic conditions including unemployment levels.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› Possible stresses in the financial and real estate markets, including possible deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› The effects of any damage to Regions reputation resulting from developments related to any of the items identified above.
› Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions' business model or products and services.
international risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
11
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of
1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, unless the context implies otherwise, claim the protection afforded by the safe harbor in the Act.
Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
Regions’ ability to identify and address data security breaches.
› Regions' ability to effectively identify and manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, counterparty risk,

Non-GAAP reconciliation: pre-tax pre-
provision income
(1) After tax amounts for leveraged lease terminations gains are zero for 3/31/2013, zero for 12/31/2012, zero for 9/30/2012, $0.6 million for 6/30/2012 and $3.1 million for 3/31/2012.
($ amounts in millions) 3/31/13 12/31/12 9/30/12 6/30/12 3/31/12
common shareholders (GAAP) 325 $      273 $      312 $      280 $      185 $      52 $         19.0% 140 $      75.7%
8 4 - 71 54 4 NM (46) -85.2%
114 138 136 126 82 (24) -17.4% 32 39.0%
taxes (GAAP) 447 415 448 477 321 32 7.7% 126 39.3%
10 37 33 26 117 (27) -73.0% (107) -91.5%
(non-GAAP) 457 452 481 503 438 5 1.1% 19 4.3%
Other Adjustments:
Securities gains, net (15) (12) (12) (12) (12) (3) 25.0% (3) 25.0%
Leveraged lease termination gains, net
(1)
- - - (7) (7) - - 7 NM
Loss on early extinguishment of debt - 11 - - - (11) NM - -
Securities impairment, net - - - 2 - - - - -
REIT investment early termination costs - 42 - - - (42) NM - -
Total other adjustments (15) 41 (12) (17) (19) (56) -136.6% 4 -21.1%
operations (non-GAAP)
442 $      493 $      469 $      486 $      419 $      (51) $       -10.3% 23 $         5.5%
Quarter Ended
Income from continuing operations available to
Preferred dividends (GAAP)
Income tax expense (GAAP)
Income (loss) from continuing operations before income
Provision for loan losses (GAAP)
Pre-tax pre-provision income from continuing operations
Adjusted pre-tax pre-provision income from continuing
1Q13 1Q13
vs. 4Q12 vs. 1Q12
The Pre-Tax Pre-Provision Income (PPI) table below presents computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-
GAAP).  Regions believes that the presentation of PPI and the exclusion of certain items to PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under
GAAP.  In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

Non-GAAP reconciliation: net income and
earnings per share
($ amounts in millions, except per share data)   03/31/13 12/31/12 09/30/12 06/30/12 03/31/12
A 327 $          261 $          301 $          284 $          145 $
- 38 - - -
B 327 $          299 $          301 $          284 $          145 $
A 327 $          261 $          301 $          284 $          145 $
2 (12) (11) 4 (40)
C 325 273 312 280 185
- 38 - - -
D 325 $          311 $          312 $          280 $          185 $
E 1,423 1,423 1,423 1,418 1,283
C/E 0.23 $         0.19 $         0.22 $         0.20 $         0.14 $
D/E 0.23 $         0.22 $         0.22 $         0.20 $         0.14 $
Net income available to common shareholders (GAAP)
Quarter Ended
Net income available to common shareholders (GAAP)
REIT investment early termination costs, net of tax (1)
Adjusted income available to common shareholders (non-GAAP)
Income (loss) from discontinued operations, net of tax (GAAP)
Income from continuing operations available to common
shareholders (GAAP)
REIT investment early termination costs, net of tax from continuing operations
(1)
Adjusted income from continuing operations available to common shareholders (non-GAAP)
Weighted-average diluted shares
Earnings per common share from continuing operations - diluted
(GAAP)
Adjusted earnings per common share from continuing operations -
diluted (non-GAAP)
(1)
In the fourth quarter of 2012, Regions entered into an agreement with a third party investor in Regions Asset Management Company, Inc., pursuant to which the investment was fully redeemed. This resulted in extinguishing a $203 million liability, including accrued, unpaid interest, as well as incurring early termination costs of approximately $42 million on a pre-tax basis ($38 million after tax).
The table below presents a reconciliation of income and earnings per share available to common shareholders from continuing operations (GAAP) to adjusted income and adjusted earnings per share available to common shareholders from continuing operations (non-GAAP).  Adjusted income and adjusted earnings per share available to common shareholders from continuing operations excludes the items listed in the table below. These selected items are included in financial results presented in accordance with generally accepted accounting principles (GAAP).  Regions believes that their exclusion from income and earnings per share available to common shareholders from continuing operations provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.
These non-GAAP financial measures are also used by management to assess the performance of Regions' business  because management does not consider these selected items to be relevant to ongoing operating results.  Management and the Board of Directors utilize these non-GAAP financial measures for the following purposes: preparation of Regions' operating budgets; monthly financial performance reporting; monthly close-out reporting of consolidated results (management only);  and presentations to investors of Company performance. Regions believes that presenting these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management and the Board of Directors.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP.  In particular, a measure of earnings that excludes these selected items does not represent the amount that effectively accrues directly to stockholders (i.e. the REIT investment early termination costs result in reductions in earnings and stockholders' equity).

Non-GAAP reconciliation: non-interest
expense
The table below presents non-interest expense (GAAP) excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP).  Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance.  This non-GAAP financial measure is also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur;
however, management does not consider the activities related to the adjustments to be indications of ongoing operations.  Regions believes that presentation of this non-GAAP financial measure will permit investors to assess the performance of the Company on the same basis as that applied by management.
($ amounts in millions)    3/31/13 12/31/12 9/30/12 6/30/12 3/31/12
Continuing Operations
Non-interest expense (GAAP) 842 $    902 $    869 $    842 $    913 $      (60) $         -6.7% (71) $        -7.8%
Adjustments:
REIT investment early termination costs - (42) - - - 42 -100.0% - -
Loss on early extinguishment of debt - (11) - - - 11 -100.0% - -
Securities impairment, net - - - (2) - - - - -
Adjusted non-interest expense (non-GAAP) 842 $    849 $    869 $    840 $    913 $      (7) $           -0.8% (71) $        -7.8%
Quarter Ended
1Q13 vs. 4Q12 1Q13 vs. 1Q12

Non-GAAP reconciliation: tier 1 capital
(1) Current quarter amount and the resulting ratios are estimated
($ amounts in millions)
3/31/13 12/31/12 9/30/12 6/30/12 3/31/12
TIER 1 RISK-BASED RATIO
Stockholders' equity   15,740 $   15,499 $   14,901 $   14,455 $   17,534 $
Accumulated other comprehensive (income) loss  12 (65) (202) (54) 60
Non-qualifying goodwill and intangibles  (4,819) (4,826) (4,836) (4,852) (4,881)
Disallowed deferred tax assets - (35) (238) (336) (345)
Disallowed servicing assets (37) (33) (33) (33) (36)
Qualifying non-controlling interests  93 93 93 92 92
Qualifying trust preferred securities  501 501 846 846 846
Tier 1 capital as reported 11,490 $   11,134 $   10,531 $   10,118 $   13,270 $
Series A Preferred Stock retirement (reduction to stockholders' equity) - $        - $        - $        - $        (3,500) $
- - - - (45)
Tier 1 capital as adjusted to exclude Series A Preferred Stock 11,490 $   11,134 $   10,531 $   10,118 $   9,725 $
Risk-weighted assets (1) 93,220 $   92,811 $   91,723 $   91,779 $   92,546 $
Tier 1 capital ratio (1) 12.3% 12.0% 11.5% 11.0% 14.3%
Tier 1 capital ratio excluding Series A Preferred Stock and associated warrant
(1)
12.3% 12.0% 11.5% 11.0% 10.5%
Quarter Ended
Retirement of warrant to purchase 48.3 million shares of Regions common stock
Regions' Series A preferred stock issued to the U.S. Treasury was repurchased on April 4, 2012 and the warrant to purchase 48.3 million shares of
Regions common stock was retired on May 2, 2012.  The following table presents the calculations of Tier 1 capital and the Tier 1 capital ratio, adjusted as if the repurchase of the shares and the retirement of the warrant occurred on the last day of the quarter for each prior period presented.
The amount retired includes the Series A preferred stock issued to the U.S. Treasury plus the remaining balance of the related discount.

Non-GAAP reconciliation: tier 1 common
The following table provides  calculations of Tier 1 capital (regulatory) and "Tier 1 common equity" (non-GAAP).  Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations.
In connection with the Company's Comprehensive Capital Analysis and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity.  While not prescribed in amount by federal banking regulations,  analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure.  Because Tier 1 common equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations, this measure is considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions' disclosed calculations.  Since analysts and banking regulators may assess Regions' capital adequacy using Tier 1 common equity, management believes that it is useful to provide investors the ability to assess Regions' capital adequacy on this same basis.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets.  Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories.  The aggregated dollar amount in each category is then multiplied by the risk-weighted category.  The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios.  Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP).  Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP).  The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.
(1) Current quarter amount and the resulting ratios are estimated
($ amounts in millions)
3/31/13 12/31/12 9/30/12 6/30/12 3/31/12
As of
TIER 1 COMMON RISK-BASED RATIO
(1)
CONSOLIDATED
Stockholders' equity (GAAP)  15,740 15,499 $      14,901 $   14,455 $   17,534 $
Accumulated other comprehensive (income) loss  12 (65) (202) (54) 60
Non-qualifying goodwill and intangibles  (4,819) (4,826) (4,836) (4,852) (4,881)
Disallowed deferred tax assets - (35) (238) (336) (345)
Disallowed servicing assets (37) (33) (33) (33) (36)
Qualifying non-controlling interests  93 93 93 92 92
Qualifying trust preferred securities  501 501 846 846 846
Tier 1 capital (regulatory)  11,490 $       11,134 $      10,531 $   10,118 $   13,270 $
Qualifying non-controlling interests  (93) (93) (93) (92) (92)
Qualifying trust preferred securities  (501) (501) (846) (846) (846)
Preferred stock  (474) (482) - - (3,429)
Tier 1 common equity (non-GAAP)  A 10,422 $       10,058 $      9,592 $     9,180 $     8,903 $
Risk-weighted assets (regulatory)  B 93,220 92,811 91,723 91,779 92,546
Tier 1 common risk-based ratio (non-GAAP)  A/B 11.2% 10.8% 10.5% 10.0% 9.6%
-

Non-GAAP reconciliation: basel III
Estimate based on June
2012 U.S. Notices of
Proposed Rulemaking
($ amounts in millions)
3/31/13
Stockholders' equity (GAAP)  15,740
Non-qualifying goodwill and intangibles (4,956)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (301)
Non-Common Tier 1 (474)
Basel III Tier 1 Common (non-GAAP) 10,009
Basel I risk-weighted assets 93,220
Basel III risk-weighted assets 110,381
Basel III Tier 1 Common Ratio 9.1%
The following table provides calculations of Tier 1 common, based on Regions’ current understanding of Basel III requirements, as proposed by the U.S. Notices of
Proposed Rulemaking released in June 2012.  Regions currently calculates its risk-based capital ratios under guidelines adopted by the Federal Reserve based on the 1988 Capital Accord (“Basel I”) of the Basel Committee on Banking Supervision (the “Basel Committee”).  In December 2010, the Basel Committee released its final framework for Basel III, which will strengthen international capital and liquidity regulation.  In June 2012, U.S. Regulators released three separate Notices of
Proposed Rulemaking covering U.S. implementation of the Basel III framework.   When implemented by U.S. bank regulatory agencies and fully phased-in, Basel III will change capital requirements and place greater emphasis on common equity.  The Federal Reserve has announced a delay in the implementation date of the final rules.  However, when implemented there will be a phase in period of up to 6 years.  The calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process.  Regions’
understanding of the framework is evolving and will likely change as the regulations are finalized.  Because the Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from Regions’ disclosed calculations.  Since analysts and banking regulators may assess Regions’ capital adequacy using the Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on the same basis.
(1)
Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets.  These assets are partially allowed in Basel I capital.
(2)
Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by
Basel III.  The amount included above is a reasonable approximation, based on our understanding of the requirements.
(1)
(2)